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                                                                    EXHIBIT 99.3

                                     PROXY

                               OCEAN ENERGY, INC.


               SPECIAL MEETING OF STOCKHOLDERS -- APRIL 25, 2003

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


The undersigned hereby appoints Robert K. Reeves and William L. Transier as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock or Series B Convertible Preferred Stock of Ocean Energy, Inc. (the "Company"), held of record by the undersigned at the close of business on March 17, 2003, at the Special Meeting of Stockholders to be held at The Four Seasons Hotel, 1300 Lamar, Houston, Texas at 10:00 a.m., local time, on April 25, 2003, or any adjournment or postponement thereof.



THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN TO VOTE SHARES HELD BY THE UNDERSIGNED.



THE UNDERSIGNED ACKNOWLEDGES THAT THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND THAT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF FEBRUARY 23, 2003, AMONG DEVON ENERGY CORPORATION, DEVON NEWCO CORPORATION AND OCEAN ENERGY, INC., AS IT MAY BE AMENDED FROM TIME TO TIME). ABSTENTIONS HAVE THE SAME EFFECT AS A VOTE AGAINST THE ADOPTION OF THE AGREEMENT. THE INDIVIDUALS NAMED ABOVE ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.



THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING OF THE PROXY BY THE EXECUTION AND SUBMISSION OF A REVISED PROXY BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY VOTING IN PERSON AT THE MEETING OR BY PROPERLY COMPLETING AND EXECUTING A LATER DATED PROXY AND DELIVERING IT TO THE SECRETARY OF THE COMPANY AT OR BEFORE THE COMPANY MEETING.


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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------------------                                                                 ------------------
    SEE REVERSE                                                                        SEE REVERSE
       SIDE                                                                               SIDE
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                                          VOTER CONTROL NUMBER
                               ------------------------------------------

                               ------------------------------------------
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                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

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
----------------------------------------------------         ----------------------------------------------------
VOTE-BY-INTERNET                                             VOTE-BY-TELEPHONE
 1. LOG ON TO THE INTERNET AND        (Computer        OR     1. CALL TOLL-FREE                   (Telephone
GO TO                                 Graphic)                1-877-PRX-VOTE                       Graphic)
 HTTP://WWW.EPROXYVOTE.COM/OEI                                (1-877-779-8683)
 2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND          2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND
    FOLLOW THE EASY STEPS OUTLINED ON THE SECURED                FOLLOW THE EASY RECORDED INSTRUCTIONS.
    WEBSITE.
----------------------------------------------------         ----------------------------------------------------
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  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.
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         PLEASE MARK
         VOTES AS IN
[X]      THIS EXAMPLE.


WHEN TIMELY AND PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BELOW BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" THE MATTERS LISTED BELOW.

1. Adoption of the Agreement and Plan of Merger, dated as of February 23, 2003, by and among Devon Energy Corporation, Devon NewCo Corporation and Ocean Energy, Inc., as it may be amended from time to time.


                              FOR      AGAINST    ABSTAIN

                              [ ]       [ ]         [ ]


2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THERE OF, INCLUDING MATTERS INCIDENT TO ITS CONDUCT SUCH AS ADJOURNMENT, INCLUDING ANY ADJOURNMENT FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES. NOTWITHSTANDING THE FOREGOING, PROXIES VOTED AGAINST PROPOSAL 1 WILL NOT BE VOTED IN FAVOR OF ANY ADJOURNMENT OF THE MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES.

                                       MARK HERE IF YOU PLAN TO ATTEND THE MEETING                  [ ]

                                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                [ ]


                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney, executor, administrator,
                                       trustee or guardian, please give full
                                       title as such. If a corporation, please
                                       sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: __________________________  Date: _________ Signature: ______________________________ Date: ____________
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